                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                           EASTGROUP PROPERTIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                           EASTGROUP PROPERTIES, INC.
                             300 ONE JACKSON PLACE
                            188 EAST CAPITOL STREET
                        JACKSON, MISSISSIPPI 39201-2195

                                 April 15, 2003

Dear Stockholder:

     You are cordially invited to the annual meeting (the "Meeting") of stockholders of EastGroup Properties, Inc. (the "Company"), to be held on May 29, 2003 at 9:00 a.m., Jackson time, at the Company's offices, 300 One Jackson Place, 188 East Capitol Street, Jackson, Mississippi.

     Stockholders will be asked to vote on the election of eight directors of the Company and to transact such other business as may properly come before the Meeting or any adjournment thereof.

     The election of directors is important to you as a stockholder. Therefore, whether or not you plan to attend the Meeting, I urge you to give your immediate attention to voting. Please review the enclosed materials, sign and date the enclosed proxy card and return it promptly in the enclosed postage-paid envelope.

                                          Very truly yours,
                                          /s/ Leland R. Speed
                                          LELAND R. SPEED
                                          Chairman of the Board of Directors

                           EASTGROUP PROPERTIES, INC.
                             300 ONE JACKSON PLACE
                            188 EAST CAPITOL STREET
                        JACKSON, MISSISSIPPI 39201-2195

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 29, 2003

To the Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of EastGroup Properties, Inc. (the "Company") will be held at the Company's offices, 300 One Jackson Place, 188 East Capitol Street, Jackson, Mississippi, on Thursday, May 29, 2003 at 9:00 a.m., Jackson time, for the following purposes:

          1.  To elect eight directors of the Company; and

          2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     Only stockholders of record at the close of business on April 14, 2003 are entitled to notice of and to vote at the Meeting and any adjournment thereof.

     The directors sincerely desire your presence at the Meeting. However, so that we may be sure your vote will be included, please sign and return the enclosed proxy promptly. A self-addressed, postage-paid return envelope is enclosed for your convenience.

     The prompt return of your proxy will avoid delay and save the expense involved in further communication. The proxy may be revoked by you at any time prior to its exercise, and the giving of your proxy will not affect your right to vote in person if you wish to attend the Meeting.

                                          By Order of the Board of Directors

                                          /s/ N. Keith McKey
                                          N. KEITH MCKEY
                                          Executive Vice President, Chief
                                          Financial Officer,
                                          Treasurer and Secretary

DATED: April 15, 2003

     THIS IS AN IMPORTANT MEETING. STOCKHOLDERS ARE URGED TO VOTE BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                           EASTGROUP PROPERTIES, INC.
                             300 ONE JACKSON PLACE
                            188 EAST CAPITOL STREET
                        JACKSON, MISSISSIPPI 39201-2195
                            ------------------------

                                PROXY STATEMENT
                                      FOR

                         ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MAY 29, 2003

     The following information is being furnished to the stockholders of EastGroup Properties, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at its Annual Meeting of Stockholders (the "Meeting"), to be held on May 29, 2003 at 9:00 a.m., Jackson time, at the Company's offices, 300 One Jackson Place, 188 East Capitol Street, Jackson, Mississippi. A copy of the Company's Annual Report for the fiscal year ended December 31, 2002 accompanies this Proxy Statement. Additional copies of the Annual Report, Notice, Proxy Statement and Form of Proxy may be obtained from the Company's Secretary, P.O. Box 22728, Jackson, Mississippi 39225-2728. A COPY OF THE COMPANY'S FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY'S SECRETARY AT THE COMPANY'S CORPORATE OFFICES, VIA E-MAIL ADDRESSED TO INVESTOR@EASTGROUP.NET, FROM THE COMPANY'S WEB SITE AT WWW.EASTGROUP.NET OR FROM THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT WWW.SEC.GOV. This Proxy Statement, Annual Report and Form of Proxy will first be sent to stockholders on or about April 25, 2003.

                    SOLICITATION AND REVOCABILITY OF PROXIES

     The enclosed proxy for the Meeting is being solicited by the directors of the Company. Any person giving a proxy may revoke it at any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date. The proxy may also be revoked by a stockholder attending the Meeting, withdrawing the proxy and voting in person.

     The expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by the directors, officers and regular employees of the Company (who will receive no additional compensation therefor) by means of personal interview, telephone or facsimile. It is anticipated that banks, brokerage houses and other institutions, custodians, nominees, fiduciaries or other record holders will be requested to forward the soliciting material to persons for whom they hold shares and to seek authority for the execution of proxies; in such cases, the Company will reimburse such holders for their charges and expenses. The Company has retained InvestorCom, Inc. to assist with the solicitation of proxies and will pay InvestorCom, Inc. a fee of $2,500 plus reimbursement of out-of-pocket expenses for its services.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The record date for determining shares of common stock, par value $0.0001 per share, of the Company (the "Common Stock"), and shares of Series B Cumulative Convertible Preferred Stock, par value $0.0001 per share (the "Series B Preferred Stock"), entitled to vote at the Meeting has been fixed at the close of business on

April 14, 2003. On such date there were 16,184,809 shares of Common Stock outstanding and 2,800,000 shares of Series B Preferred Stock outstanding. The holders of Common Stock are generally entitled to one vote for each share of Common Stock on each matter submitted to a vote at a meeting of stockholders. The holders of Series B Preferred Stock are generally entitled to 1.1364 votes for each share of Series B Preferred Stock on each matter submitted to a vote at a meeting of stockholders. Pursuant to the Company's Bylaws, directors will be elected by a plurality of the votes with each share being voted for as many individuals as there are directors to be elected and for whose election the share is entitled to vote.

     The presence, in person or by properly executed proxy, of the holders of shares of Common Stock and Series B Preferred Stock entitled to cast a majority of all the votes entitled to be cast at the Meeting is necessary to constitute a quorum. Holders of shares of Common Stock and Series B Preferred Stock represented by a properly signed, dated and returned proxy will be treated as present at the Meeting for purposes of determining a quorum. Proxies relating to "street name" shares that are voted by brokers will be counted as shares present for purposes of determining the presence of a quorum but will not be treated as votes cast at the Meeting as to any proposal as to which the brokers abstain.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     To the best of the Company's knowledge, no person or group (as those terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) beneficially owned, as of April 14, 2003, more than five percent of the shares of Common Stock and shares of Series B Preferred Stock outstanding, except as set forth in the following table.

                                                         AMOUNT AND         PERCENT OF      PERCENT OF
NAME AND ADDRESS                                      NATURE OF SHARES       SERIES B         COMMON
OF BENEFICIAL OWNER                                  BENEFICIALLY OWNED   PREFERRED STOCK   STOCK (1)
-------------------                                  ------------------   ---------------   ----------
Five Arrows Realty Securities II L.L.C.              2,800,000 shares
  c/o Rothchild Realty Inc.                          of Series B
  1251 Avenue of the Americas                        Preferred Stock
  New York, New York 10020.........................  (2)                        100%            --(2)
T. Rowe Price Associates, Inc.
  100 East Pratt Street                              1,597,000 shares of
  Baltimore, Maryland 21202........................  Common Stock (3)            --            9.9%

---------------

(1) Based on the number of shares of Common Stock outstanding as of April 14, 2003 which was 16,184,809 shares of Common Stock.

(2) The 2,800,000 shares of Series B Preferred Stock are convertible into 3,181,920 shares of Common Stock or 16.4% of the outstanding shares of Common Stock as of April 14, 2003.

(3) Based upon a Statement on Schedule 13G filed with the SEC which indicated that these securities are owned by various individual and institutional investors, including T. Rowe Price Small-Cap Stock Fund, Inc. (which has sole voting power with respect to 887,600 shares of Common Stock representing 5.5% of the shares of Common Stock outstanding), for which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Exchange Act, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information available to the Company with respect to shares of Common Stock and Series B Preferred Stock owned by each director, each nominee for director, each executive officer and all directors, nominees and executive officers as a group, as of April 14, 2003.

                                                                            NUMBER OF SHARES
                                                                              OF SERIES B
                                  NUMBER OF SHARES       PERCENTAGE OF      PREFERRED STOCK    PERCENTAGE OF SHARES
DIRECTORS, NOMINEES               OF COMMON STOCK          SHARES OF          BENEFICIALLY         OF SERIES B
AND EXECUTIVE OFFICERS           BENEFICIALLY OWNED    COMMON STOCK (1)          OWNED           PREFERRED STOCK
----------------------           ------------------   -------------------   ----------------   --------------------
D. Pike Aloian.................         14,250(2)               *              2,800,000(3)            100%
Alexander G. Anagnos...........         25,500(4)               *                      0                 *
H.C. Bailey, Jr. ..............         27,852(5)               *                      0                 *
Hayden C. Eaves, III...........         17,050(6)               *                      0                 *
Fredric H. Gould...............         27,000(7)               *                      0                 *
David M. Osnos.................         36,150(8)               *                      0                 *
Leland R. Speed................        327,442(9)             2.0%                     0                 *
David H. Hoster II.............        318,431(10)            1.9%                     0                 *
N. Keith McKey.................        139,078(11)              *                      0                 *
John F. Coleman................         23,556(12)              *                      0                 *
C. Bruce Corkern...............         20,000(13)              *                      0                 *
William D. Petsas..............         32,000(14)              *                      0                 *
All directors, nominees and
  executive officers as a
  group........................      1,008,309(15)            6.0%             2,800,000(3)            100%

---------------

  * Less than 1.0%.

 (1) Based on the number of shares of Common Stock outstanding as of April 14, 2003 which was 16,184,809 shares of Common Stock.

 (2) Includes 14,250 shares of Common Stock that Mr. Aloian has the right to acquire under the Company's 2000 Directors' Stock Option Plan (the "2000 Directors' Plan") and the Company's 1991 Directors' Stock Option Plan, as amended (the "1991 Directors' Plan").

 (3) The 2,800,000 shares of Series B Preferred Stock are held by Five Arrows Realty Securities II L.L.C. ("Five Arrows"), a Delaware limited liability company in which Rothschild Realty Investors IIA L.L.C., the managing member, has appointed Mr. Aloian, among others, as manager of Five Arrows. Mr. Aloian disclaims beneficial ownership of all of the shares of Series B Preferred Stock and the 3,181,920 shares of Common Stock (or 16.4% of the outstanding shares of Common Stock) issuable upon conversion of the shares of Series B Preferred Stock.

 (4) Includes 25,500 shares of Common Stock that Mr. Anagnos has the right to acquire under the 2000 Directors' Plan and the 1991 Directors' Plan.

 (5) Includes (i) 13,500 shares of Common Stock that Mr. Bailey has the right to acquire under the 2000 Directors' Plan and the 1991 Directors' Plan; (ii) 4,536 shares of Common Stock with respect to which Mr. Bailey has sole voting and dispositive power; and (iii) 9,816 shares of Common Stock with respect to which Mr. Bailey has shared voting and dispositive power.

 (6) Includes (i) 9,750 shares of Common Stock that Mr. Eaves has the right to acquire under the 2000 Directors' Plan; (ii) 4,000 shares of Common Stock owned by Mr. Eaves and his spouse as co-trustees; (iii) 1,000 shares of Common Stock owned by a family foundation of which Mr. Eaves is President;
     (iv) 300 shares of Common Stock owned by a trust for the benefit of Mr. Eaves' child; and (v) 500 shares of Common Stock owned by Mr. Eaves as trustee.

 (7) Includes 16,500 shares of Common Stock that Mr. Gould has the right to acquire under the 2000 Directors' Plan and the 1991 Directors' Plan, and 4,500 shares of Common Stock owned by a limited partnership of which Mr. Gould is a general partner and an executive officer and sole shareholder of the managing general partner (Mr. Gould has shared voting and dispositive control over these shares). Mr. Gould disclaims beneficial ownership as to the 4,500 shares of Common Stock owned by the limited partnership.

 (8) Includes 20,250 shares of Common Stock that Mr. Osnos has the right to acquire under the 2000 Directors' Plan and the 1991 Directors' Plan.

 (9) Includes 169,951 shares of Common Stock that Mr. Speed has the right to acquire pursuant to exercisable options granted under the Company's 1994 Management Incentive Plan, as amended (the "1994 Incentive Plan"), and does not include 27,288 shares of Common Stock beneficially owned by Mr. Speed's spouse, as to which he disclaims beneficial ownership. Mr. Speed also owns 1,340 shares of 9.00% Series A Cumulative Redeemable Preferred Stock, par value $0.0001 per share ("Series A Preferred Stock"), that do not have voting rights at the Meeting.

(10) Includes 171,419 shares of Common Stock that Mr. Hoster has the right to acquire pursuant to exercisable options granted under the 1994 Incentive Plan and 42,000 shares of Common Stock granted as incentive restricted shares under the 1994 Incentive Plan. Does not include 4,680 shares of Common Stock beneficially owned by Mr. Hoster's wife and daughters, as to which he disclaims beneficial ownership.

(11) Includes 43,907 shares of Common Stock that Mr. McKey has the right to acquire pursuant to exercisable options granted under the 1994 Incentive Plan and 30,000 shares of Common Stock granted as incentive restricted shares under the 1994 Incentive Plan.

(12) Includes 6,500 shares of Common Stock that Mr. Coleman has the right to acquire pursuant to exercisable options granted under the 1994 Incentive Plan and 15,000 shares of Common Stock granted as incentive restricted shares under the 1994 Incentive Plan.

(13) Includes 9,000 shares of Common Stock that Mr. Corkern has the right to acquire pursuant to exercisable options granted under the 1994 Incentive Plan, 10,000 shares of Common Stock granted as incentive restricted shares under the 1994 Incentive Plan and 1,000 shares owned by Mr. Corkern's daughter and son.

(14) Includes 10,000 shares of Common Stock that Mr. Petsas has the right to acquire pursuant to exercisable options granted under the 1994 Incentive Plan and 15,000 shares of Common Stock granted as incentive restricted shares under the 1994 Incentive Plan.

(15) Includes 99,750 shares of Common Stock that directors of the Company have the right to acquire under the 2000 Directors' Plan and the 1991 Directors' Plan, 410,777 shares of Common Stock that officers of the Company have the right to acquire pursuant to exercisable options granted under the 1994 Incentive Plan and 112,000 shares of Common Stock granted to officers as incentive restricted shares under the 1994 Stock Option Plan.

                    PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

NOMINEES

     Pursuant to the Bylaws of the Company, the number of directors shall be eight. All eight positions on the Board of Directors are to be filled by the vote of the stockholders at the Meeting. Each person so elected shall serve until the Company's next Annual Meeting of Stockholders and until his successor is elected and qualified.

     The Company's directors recommend a vote FOR the eight nominees listed below. Except where authority to do so has been withheld, it is the intention of the persons named in the accompanying Form of Proxy to vote at the Meeting FOR these nominees. Each of the nominees listed below was elected a director at the Company's 2002 Annual Meeting of Stockholders.

     Although the directors do not contemplate that any of the nominees listed below will be unable to serve, if such a situation arises prior to the Meeting, the enclosed proxy will be voted in accordance with the best judgment of the person or persons voting the proxy.

NAME, POSITION(S) AND
TENURE WITH THE COMPANY                  AGE    PRINCIPAL OCCUPATION AND BUSINESS FOR THE PAST FIVE YEARS (1)
-----------------------                  ---    -------------------------------------------------------------
D. Pike Aloian.......................    48     Managing Director of Rothschild Realty Inc. (real estate
  Director since 1999                           investment advisory services).
Alexander G. Anagnos.................    76     Financial Advisor with W. R. Family Associates.
  Director since 1994
H.C. Bailey, Jr......................    63     Chairman and President of H. C. Bailey Company (real estate
  Director since 1980                           development and investment).
Hayden C. Eaves, III.................    57     President of Hayden Holdings, Inc. (real estate investment)
  Director since March 2002                     since 1995; Managing Director of Investment Development
                                                Services, Inc. (real estate management) since 1996.
Fredric H. Gould.....................    67     General Partner of Gould Investors L.P.; Chairman of BRT
  Director since 1998                           Realty Trust; Chairman of One Liberty Properties, Inc.
David H. Hoster......................    57     Chief Executive Officer of the Company since 1997 and
  Director and President                        President since 1993; Executive Vice President of the Company
  since 1993, Chief Executive                   until 1993.
  Officer since 1997
David M. Osnos.......................    71     Of Counsel to (and, until December 31, 2002, partner in) the
  Director since 1993                           law firm of Arent Fox Kintner Plotkin & Kahn.
Leland R. Speed......................    70     Chairman of the Board of the Company and Parkway Properties,
  Director since 1978 and                       Inc. (2); Chief Executive Officer of the Company and Parkway
  Chairman since 1983                           Properties, Inc. until 1997.

---------------

(1) Unless otherwise stated, each nominee has held the positions indicated for at least the past five years.

(2) Mr. Speed is not involved in the operation of the business of either company on a day-to-day basis. Rather, he consults with management of both companies on issues with respect to which such management seeks his advice and input. He allocates his time between the two companies depending on which company desires his input at a particular time.

OTHER DIRECTORSHIPS AND TRUSTEESHIPS

     Directors and nominees to the Company's Board of Directors serve on the Boards of Directors or the Boards of Trustees of the following publicly-held companies:

NAME                                                                     COMPANY
----                                                                     -------
D. Pike Aloian...................................    Koger Equity, Inc.
                                                     Brandywine Realty Trust
Fredric H. Gould.................................    BRT Realty Trust
                                                     One Liberty Properties, Inc.
David M. Osnos...................................    VSE Corporation
                                                     Washington Real Estate Investment Trust
Leland R. Speed..................................    Parkway Properties, Inc.

COMMITTEES AND MEETING DATA

     For 2002, the Audit Committee of the Company's Board of Directors consisted of Messrs. Aloian, Gould and Osnos. The Audit Committee met four times during the Company's 2002 fiscal year. The functions performed by this committee consist principally of conferring with and reviewing the reports of the Company's independent accountants and bringing to the entire Board of Directors for review those items relating to audits or to accounting practices which the Audit Committee believes merit such review. See " Audit Committee Report" below.

     The Compensation Committee of the Company's Board of Directors during 2002 consisted of Messrs. Anagnos, Bailey and Eaves. Its function is to recommend compensation levels for directors, review compensation levels for executive officers and administer the 1994 Incentive Plan. The Compensation Committee met five times during the Company's 2002 fiscal year.

     For 2002, the Investment Committee of the Company's Board of Directors consisted of Messrs. Bailey, Hoster and Speed. Its function is to approve any purchase of a real estate asset or investment on which the total investment by the Company does not exceed $7,500,000. The Investment Committee met five times during the Company's 2002 fiscal year.

     The Nominating and Corporate Governance Committee of the Company's Board of Directors consisted of Messrs. Aloian, Bailey and Osnos during 2002. During 2002, the function of this committee was to establish qualifications for membership on the Board of Directors, to consider and recommend candidates for election to the Board and to recommend a candidate to fill the office of Chairman of the Board. The Nominating Committee met once during the Company's 2002 fiscal year.

     The Board of Directors held four meetings during the Company's 2002 fiscal year. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and meetings held by all committees of the Board of Directors on which he served.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The Audit Committee is composed of three directors, Messrs. Aloian, Gould and Osnos, each of whom is independent under the current rules of the New York Stock Exchange. The Audit Committee operates under a written charter approved by the Board of Directors.

     Management is responsible for the Company's financial reporting process including its system of internal controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. The Company's independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures or to determine that the Company's financial statements are complete and accurate and are in accordance with accounting principles generally accepted in the United States of America. This is the responsibility of management and the independent auditor.

     The Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee received written disclosures from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

     Based upon the Audit Committee's discussions with management and the independent accountants, and the Audit Committee's review of the representations of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, to be filed with the Securities and Exchange Commission.

                                          THE AUDIT COMMITTEE

                                          DAVID M. OSNOS
                                          D. PIKE ALOIAN
                                          FREDRIC H. GOULD

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires that directors, officers and more than 10 percent stockholders of the Company file reports with the SEC to report a change in ownership within two business days following the day on which the transaction occurs. During 2002, no officer or director of the Company was late in filing a report under Section 16(a) except Hayden C. Eaves, III who was six days late filing a Form 4 with respect to purchases of 3,700 shares of Common Stock in April 2002.

EXECUTIVE OFFICERS

     The following is a list of the Company's executive officers:

NAME, POSITION AND                                        PRINCIPAL OCCUPATION AND BUSINESS
TENURE WITH THE COMPANY                   AGE              EXPERIENCE FOR PAST FIVE YEARS
-----------------------                   ---             ---------------------------------
Leland R. Speed......................     70      See table under 'Nominees.'
  Director since 1978 and
  Chairman since 1983
David H. Hoster II...................     57      See table under 'Nominees.'
  Director and President since 1993,
  Chief Executive Officer since 1997
N. Keith McKey.......................     52      Executive Vice President of the Company since
  Executive Vice President since                  1993, Chief Financial Officer and Secretary since
  1993, Chief Financial Officer and               1992 and Treasurer since 1997.
  Secretary since 1992, Treasurer
  since 1997
William D. Petsas....................     45      Senior Vice President of the Company since 2000;
  Senior Vice President since 2000                Vice President of ProLogis Trust (a real estate
                                                  investment trust that owns and operates
                                                  industrial properties) until 2000.
C. Bruce Corkern.....................     41      Senior Vice President and Controller of the
  Senior Vice President and                       Company since 2000; Vice President of Finance of
Controller since 2000                             Time Warner Cable (Jackson/Monroe Division) until
                                                  2000.
John F. Coleman......................     43      Senior Vice President of the Company since 2001;
  Senior Vice President Since 2001                Senior Vice President of Duke-Weeks Realty
                                                  Corporation (an industrial/office real estate
                                                  investment trust) until 2001.

     There are no family relationships between any of the directors or executive officers of the Company.

EXECUTIVE COMPENSATION

     The following table summarizes, for the fiscal years ended December 31, 2002, 2001 and 2000, the amount of compensation paid by the Company to its Chief Executive Officer and the four other most highly compensated executive officers (the "Named Officers").

                                                                    LONG TERM
                                                                  COMPENSATION
                                                             -----------------------
                                                                     AWARDS
                                                             -----------------------
                                    ANNUAL COMPENSATION      RESTRICTED   SECURITIES
NAME AND                            -------------------        STOCK      UNDERLYING      ALL OTHER
PRINCIPAL POSITION          YEAR     SALARY     BONUS        AWARDS(3)    OPTIONS(4)   COMPENSATION(5)
------------------          ----    --------   --------      ----------   ----------   ---------------
Leland R. Speed...........  2002    $150,000   $ 22,500(1)        -0-          -0-         $13,395
  Chairman                  2001     175,000     94,500(1)        -0-          -0-           9,850
                            2000     165,000    525,500(1)(2)     -0-          -0-           9,500
David H. Hoster II........  2002     325,000     73,125(1)        -0-          -0-          17,237
  President and Chief       2001     270,000    182,250(1)        -0-          -0-          14,281
  Executive Officer         2000     255,000    210,375(1)     42,000          -0-          16,900
N. Keith McKey............  2002     215,000     37,625(1)        -0-          -0-          16,424
  Executive Vice
  President,                2001     195,000    105,300(1)        -0-          -0-          13,441
  Chief Financial Officer,  2000     185,000    122,100(1)     30,000          -0-          14,968
  Treasurer and Secretary
John F. Coleman...........  2002     185,000     38,500           -0-          -0-           5,900
  Senior Vice President     2001(6)  180,000     19,000        15,000       15,000             352
William D. Petsas.........  2002     200,000     40,625           -0-          -0-          16,123
  Senior Vice President     2001     187,000     54,000           -0-          -0-          11,867
                            2000(7)  170,000     55,250        15,000       15,000           4,642

---------------

(1) This is the amount of incentive compensation payable to the Named Officer under the 1994 Incentive Plan. This amount was paid 60% in cash and 40% in shares of Common Stock.

(2) Mr. Speed received a one-time cash award of $410,000 in lieu of an award of incentive restricted shares granted to the remaining Named Officers.

(3) On December 5, 2000, the Compensation Committee of the Board of Directors granted restricted shares to the Named Officers, effective as of January 1, 2000. Under these grants of restricted shares, employees' rights to the restricted shares are conditioned on the Company's achievement of specified performance goals. The Company's performance goal with respect to these awards is the achievement of cumulative funds from operations ("FFO") for the years 2000 through 2003 of $11.80 per share of Common Stock (10.6% compounded growth). For the years 2000 through 2002, cumulative FFO was $7.84 per diluted share. The employees' agreements provide that, if the Company's cumulative FFO is $11.80 or greater by December 31, 2003, the employees' interest in 40% of the restricted shares will become nonforfeitable as of December 31, 2003 and 10% will become nonforfeitable as of December 31 for each of the next six years, provided the employee is still employed by the Company on the relevant vesting date. If the Company's cumulative FFO is at least $11.60 but less than $11.80 as of December 31, 2003, 30% of the restricted shares will become nonforfeitable as of such date and 11.67% will vest on December 31 of each of the next six years, provided employee is still employed by the Company on the relevant vesting date. If the Company's cumulative FFO is at least $11.40 but less than $11.60 as of December 31, 2003, 20% becomes nonforfeitable as of such date and 13.33% will vest on December 31 of each of the next six years, provided employee is still employed by the Company on the relevant vesting date. If the Company's cumulative FFO is at least $11.20 but less than $11.40 as of December 31, 2003, 10% of the restricted shares will become nonforfeitable as of December 31, 2003 and 15% will vest on December 31 of each of the next six years, provided the employee is still employed by the Company on the relevant vesting date. If the Company's cumulative FFO is less than $11.20 as of December 31, 2003, 20% of the restricted shares will vest on December 31, 2005 and for the following four years, provided the employee is still employed by the Company on the relevant vesting date. If an employee's employment terminates before December 31, 2009 by reason of death or disability, the employee's interest in any forfeitable restricted shares may become nonforfeitable depending on the number of restricted shares already vested or the number of years elapsed since the date of grant. Dividends on the restricted shares will be retained by the Company, to be paid only when the related shares become nonforfeitable.

(4) These options were granted under the Company's 1994 Incentive Plan and become exercisable with respect to one-half of the shares on the first anniversary date of grant and one-half of the shares on the second anniversary date of grant.

(5) This is the Company's discretionary contribution and matching contribution to its 401(k) Plan for the Named Officer's benefit and the amount of premium paid by the Company for group term life insurance on the Named Officer's life.

(6) Mr. Coleman became an executive officer of the Company during 2001.

(7) Mr. Petsas became an executive officer of the Company during 2000.

     Option Grants. No options were granted to the Named Officers during the year ended December 31, 2002.

     Option Exercises and Year End Values. No options were exercised by Mr. Coleman during 2002. The following table shows the value realized by Messrs. Speed, Hoster, McKey and Petsas upon the exercise of options, and the year-end value of unexercised in-the-money options held by the Named Officers at the fiscal year-end. Year-end values are based upon the closing price of shares of Common Stock on the New York Stock Exchange, Inc. on December 31, 2002 ($25.50).

               AGGREGATED OPTIONS EXERCISES WITH LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

                                                                                                  VALUE OF
                                                                                             UNEXERCISED IN-THE-
                                                              NUMBER OF UNEXERCISED                 MONEY
                                   SHARES                     OPTIONS AT FY-END (#)         OPTIONS AT FY-END ($)
                                  ACQUIRED      VALUE     -----------------------------   -------------------------
                                 ON EXERCISE   REALIZED   EXERCISABLE/UNEXERCISABLE(1)    EXERCISABLE/UNEXERCISABLE
                                 -----------   --------   -----------------------------   -------------------------
Leland R. Speed................     1,657       $21,508              169,951/0                   $1,601,916/$0
  Chairman
David H. Hoster II.............    23,796      $260,975              196,419/0                   $1,428,703/$0
  President and Chief Executive
  Officer
N. Keith McKey.................    67,216      $805,453               77,784/0                     $435,671/$0
  Executive Vice President,
  Chief Financial Officer,
  Treasurer and Secretary
John F. Coleman................         0           N/A            7,500/7,500                 $18,375/$18,375
  Senior Vice President
William D. Petsas..............     4,000       $19,848               11,000/0                      $52,932/$0
  Senior Vice President

---------------

(1) These options, both exercisable and unexercisable, represent options granted to the Named Officer under the 1994 Incentive Plan.

                         COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Board of Directors for 2002 consisted of Messrs. Anagnos, Bailey and Eaves. The Compensation Committee believes that base compensation to the executive officers of the Company should be commensurate with salary levels for other real estate companies and the officer's level of responsibility. The Compensation Committee considered a number of factors in setting the base compensation of Mr. Hoster, the Company's Chief Executive Officer, the most important of which were the level of compensation paid to the chief executive officers of other real estate companies of comparable size, the success of the Company's strategy of acquiring industrial properties and developing industrial properties and his importance in delineating and implementing the Company's future strategies.

     The Compensation Committee has determined that the primary goals of the Company's compensation policies should be as follows:

     - To provide total compensation opportunities for executive officers which are competitive with those provided to persons in similar positions with which the Company competes for employees.

     - To strengthen the mutuality of interest between management and stockholders through the use of incentive compensation directly related to corporate performance and through the use of the stock-based incentives that result in increased Common Stock ownership by executive officers.

     The Compensation Committee believes that incentive compensation payable to the executive officers of the Company should be based upon the Company's performance and align the interests of management and the Company's stockholders. In 1994, the Compensation Committee, in conjunction with an independent compensation consultant, formulated the 1994 Incentive Plan. The 1994 Incentive Plan was approved by the Company stockholders in December 1994. Under the 1994 Incentive Plan, each year the Compensation Committee establishes a goal for funds from operations ("FFO") per share, a minimum level for FFO per share below which incentive compensation should not be paid, and an incentive award payout objective for each executive officer. The Compensation Committee determined the FFO targets based upon its analysis of the Company's internally projected financial results for 2002 and the estimates of 2002 FFO prepared by independent securities analysts who followed the Company. For 2002, 60% of the incentive award was paid in cash and 40% in shares of Common Stock. For 2002, the target bonus amounts were 60% of total base salary for Messrs. Speed and McKey and 75% for Mr. Hoster. The Compensation Committee believed that the stockholders of the Company would be benefitted significantly if the FFO goal were met and would be further benefitted if such goal were exceeded, and that management should be compensated for the benefits derived by the Company's stockholders. The target bonus amounts were set by the Compensation Committee after consultation with the compensation consultant who helped the Compensation Committee formulate the 1994 Incentive Plan.

     The 2002 FFO goal, which was set by the Compensation Committee at the beginning of the year, underestimated the depth of the nation's economic slowdown during 2002. This sluggishness in the economy was the principal factor in the Company's achievement of only 25% of its target bonus goal for the year. In spite of the fact that the goal was below its target, it was largely non-controllable by management as indicated above. The Company's total return to stockholders was 19.3% and the Company compared favorably to both the S&P 500 and the NAREIT Equity Index as shown in the chart below. As much, the Compensation Committee determined that each of Messrs. Speed, Hoster and McKey should be paid 25% of the amount of incentive compensation provided by the above formula, under which Messrs. Speed, Hoster and McKey received bonuses with respect to 2002 of $22,500, $73,125 and $37,625, respectively, 60% paid in cash and 40% paid in shares of Common Stock.

                                          THE COMPENSATION COMMITTEE

                                          ALEXANDER G. ANAGNOS
                                          H. C. BAILEY, JR.
                                          HAYDEN C. EAVES, III

     This Compensation Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this document or any portion thereof into any filing under the Securities Act of 1933, as amended, or the Exchange Act and shall not otherwise be deemed filed under such acts.

     Performance Comparison. Set forth below is a line graph comparing the percentage change in the cumulative return to stockholders on shares of Common Stock over the five years ending December 31, 2002 against the cumulative return of the Standard & Poor's 500 ("S&P 500"), and the Equity REIT Index prepared by the National Association of Real Estate Investment Trusts ("NAREIT Equity").

                                  [LINE GRAPH]

----------------------------------------------------------------------------------
                         1997      1998      1999      2000      2001      2002
----------------------------------------------------------------------------------
 The Company            100.00     91.60     99.66    129.46    144.35    171.70
----------------------------------------------------------------------------------
 S&P 500                100.00    128.58    155.63    141.46    124.65     97.10
----------------------------------------------------------------------------------
 NAREIT Equity          100.00     82.50     78.69     99.43    113.29    117.61
----------------------------------------------------------------------------------

     Directors' Fees. Under the Company's standard compensation arrangements with directors (except Mr. Speed and Mr. Hoster who are salaried officers), directors are paid a monthly stipend of $1,500. In addition, they are paid $1,000 plus reimbursement of expenses for attendance at each meeting of the Board of Directors and $750 plus reimbursement of expenses for each meeting of a committee established by the Board of Directors. Only one fee is paid in the event that more than one meeting is held on a single day.

     Directors' Stock Option Plan. At the 2000 annual meeting, the stockholders of the Company approved the 2000 Directors' Plan which replaced the 1991 Directors' Plan. The 2000 Directors' Plan authorizes the issuance of options of up to 150,000 shares of Common Stock to directors of the Company who are not, and have not been for at least one year prior to the date of determination, employees of the Company ("Non-Employee Directors"). Under the 1991 Directors' Plan, each Non-Employee Director of the Company on March 15, 1991 was automatically granted an option to purchase 7,500 shares of Common Stock. Under the 2000 Directors' Plan, each person who first becomes a Non-Employee Director after June 1, 2000 is automatically granted an option to purchase 7,500 shares of Common Stock on the date the person becomes a Non-Employee Director, if such shares of Common Stock are available. Each Non-Employee Director is also granted an option to purchase 2,250 additional shares of Common Stock on the date of any annual meeting at which such Non-Employee Director is reelected to the Board of Directors. The option exercise price is the closing price of a share of Common Stock if shares of Common Stock are listed on an exchange or the average between the bid and the asked price for the date if the shares of Common Stock are traded over-the-counter (or, if no shares of Common Stock were publicly traded on that date, the preceding date that such shares of Common Stock were so traded). Such options are exercisable in full on the date of grant and expire ten years from the date of grant, or, if earlier, six months after the termination of the optionee's service as a Non-Employee Director, unless such service is terminated by reason of death, in which case the optionee's legal representative shall have one year in which to exercise the options.

     No director exercised options under the 1991 Directors' Plan or 2000 Directors' Plan during 2002. On March 7, 2002, Mr. Eaves received an option to purchase 7,500 shares of Common Stock at an exercise price of $24.89 per share. On May 29, 2002, Messrs. Aloian, Anagnos, Bailey, Eaves, Gould and Osnos each received an option to purchase 2,250 shares of Common Stock at an exercise price of $24.02 per share.

EQUITY COMPENSATION PLANS

     The following table summarizes information, as of December 31, 2002, relating to equity compensation plans of the Company pursuant to which grants of options, restricted stock or other rights to acquire shares may be granted from time to time.

                      EQUITY COMPENSATION PLAN INFORMATION

                                                                                          NUMBER OF SECURITIES
                                                                                        REMAINING AVAILABLE FOR
                                        NUMBER OF SECURITIES                             FUTURE ISSUANCE UNDER
                                          TO BE ISSUED UPON        WEIGHTED-AVERAGE       EQUITY COMPENSATION
                                       EXERCISE OF OUTSTANDING    EXERCISE PRICE OF         PLANS (EXCLUDING
                                          OPTIONS, WARRANTS      OUTSTANDING OPTIONS,          SECURITIES
                                             AND RIGHTS          WARRANTS AND RIGHTS    REFLECTED IN COLUMN (a))
PLAN CATEGORY                                    (a)                     (b)                      (c)
-------------                          -----------------------   --------------------   ------------------------
Equity compensation plans approved by
  security holders...................          672,954                 $18.639                  273,110
Equity compensation plans not
  approved by security holders.......               --                      --                       --
                                               -------                 -------                  -------
  Total..............................          672,954                 $18.639                  273,110
                                               =======                 =======                  =======

CERTAIN TRANSACTIONS AND RELATIONSHIPS

     Cost Sharing Arrangement with Parkway Properties, Inc. Currently, Parkway Properties, Inc. and the Company equally share the services and expenses of the Chairman of the Board of Directors. These services and expenses include rent for office and storage space, administrative costs, insurance benefits, entertainment and travel expenses, and the salary and benefits associated with the Chairman's administrative assistant. For the year ended December 31, 2002, EastGroup's share for these services and expenses totaled approximately $40,000. EastGroup also leases 12,000 square feet of space for its executive offices in Jackson, Mississippi in a building owned by Parkway. EastGroup paid Parkway $203,000 in rent for this space for the year ended December 31, 2002.

     Change in Control Agreements. The Company is a party to a Change in Control Agreement with each of Messrs. Speed, Hoster, McKey, Coleman and Petsas (the "Executives"). These agreements provide that if an Executive is terminated or leaves the Company's employment for certain reasons during the 36-month period with respect to Messrs. Speed, Hoster and McKey and the 18-month period with respect to Messrs. Coleman and Petsas, following a Change in Control, the Company will pay the Executive a lump sum benefit of 2.99 times in the cases of Messrs. Speed, Hoster and McKey and 1.5 times in the cases of Messrs. Coleman and Petsas, the average of the Executive's salary and accrued bonus for the three calendar years that ended immediately before (or coincident with) the Change in Control (the "Average Annual Compensation"). The Change in Control

Agreement also gives the Executive the ability to leave the employment of the Company at any time during the six-month period following a Change in Control, in which case the Executive will receive severance payments from the Company for a period of 36 months in the cases of Messrs. Speed, Hoster and McKey and 18 months in the cases of Messrs. Coleman and Petsas equal to one-twelfth of the Executive's Average Annual Compensation; provided that if the Executive receives any remuneration in the form of wages, salary or consulting fees from another employer or income from self-employment during the 36-month (in the case of Messrs. Speed, Hoster and McKey) or 18-month (in the case of Messrs. Coleman and Petsas) severance pay period, the Company's obligation under this sentence shall be reduced by one-half of the amount of such remuneration. Change in Control is defined in such agreement as (i) any change in control of a nature that would be required to be represented under the Exchange Act proxy rules; (ii) any person acquiring beneficial ownership of securities representing 30 percent or more of the combined voting power of the Company's outstanding securities; (iii) certain changes in the Company's Board of Directors; (iv) certain mergers; or (v) the approval of a plan of liquidation by the Company.

                        PROPOSAL NO. 2 -- OTHER MATTERS

     The management of the Company does not know of any other matters to come before the Meeting. However, if any other matters come before the Meeting, it is the intention of the persons designated as proxies to vote in accordance with their judgment on such matters.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed KPMG LLP, independent public accountants, to act as auditors for the fiscal year ending December 31, 2003. A representative of KPMG LLP is expected to be present at the Meeting and will have an opportunity to make a statement, if he so desires, and will be available to respond to appropriate questions.

     During the fiscal year ended December 31, 2002, KPMG LLP provided various audit and non-audit services to the Company as follows:

     Audit Fees. The aggregate fees billed to the Company by KPMG LLP during the fiscal year 2002 for audit of the Company's annual financial statements and review of those financial statements in the Company's quarterly reports on Form 10-Q totaled $173,150.

     Financial Information Systems Design and Implementation Fees. KPMG LLP did not render information technology services to the Company during the fiscal year ended December 31, 2002.

     All Other Fees. The aggregate fees billed by KPMG LLP for professional services rendered to the Company during fiscal year 2002, other than the audit services referred to above, were $100,200 for tax preparation and tax consulting services.

     The Audit Committee of the Board has considered whether provision of the non-audit related services described above is compatible with maintaining the independent accountants' independence and has determined that those services have not adversely affected KPMG LLP's independence.

                         STOCKHOLDER PROPOSALS FOR THE
                      2004 ANNUAL MEETING OF STOCKHOLDERS

PROPOSALS FOR THE COMPANY'S PROXY MATERIAL

     Any Company stockholder who wishes to submit a proposal for presentation at the Company's 2004 Annual Meeting of Stockholders must submit such proposal to the Company at its office at 300 One Jackson Place, 188 East Capitol Street, Jackson, Mississippi 39201, Attention: Secretary, no later than December 26, 2003, in order to be considered for inclusion, if appropriate, in the Company's proxy statement and form of proxy relating to its 2004 Annual Meeting of Stockholders.

PROPOSALS TO BE INTRODUCED AT THE MEETING BUT NOT INTENDED TO BE INCLUDED IN THE COMPANY'S PROXY MATERIAL

     For any stockholder proposal to be presented in connection with the 2004 Annual Meeting of Stockholders, including any proposal relating to the nomination of a director to be elected to the Board of Directors of the Company, a stockholder must give timely written notice thereof in writing to the Secretary of the Company in compliance with the advance notice and eligibility requirements contained in the Company's Bylaws. To be timely, a stockholder's notice must be delivered to the Secretary at the principal executive offices of the Company not less than 60 days and not more than 90 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. The notice must contain specified information about each nominee or the proposed business and the stockholder making the nomination or proposal.

     In the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Company at least 70 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice will be considered timely, but only with respect to nominees for any new positions created by such increase, if the notice is delivered to the Secretary at the principal executive offices of the Company not later than the close of business on the 10th day following the day on which such public announcement is first made by the Company.

     Based upon a meeting date of May 29, 2004 for the 2004 Annual Meeting of Stockholders, a qualified stockholder intending to introduce a proposal or nominate a director at the 2004 Annual Meeting of Stockholders should give written notice to the Company's Secretary not later than March 30, 2004 and not earlier than February 28, 2004.

     The advance notice provisions in the Company's Bylaws also provide that, in the case of a special meeting of stockholders called for the purpose of electing one or more directors, a stockholder may nominate a person or persons (as the case may be) for election to such position if the stockholder's notice is delivered to the Secretary at the principal executive offices of the Company not earlier than the 90th day prior to the special meeting and not later than the close of business on the later of the 60th day prior to the special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

     The specific requirements of these advance notice and eligibility provisions are set forth in Article II, Section 12 of the Company's Bylaws, a copy of which is available upon request. Such requests and any stockholder proposals should be sent to the Secretary of the Company at 300 One Jackson Place, 188 East Capitol Street, Jackson, Mississippi 39201.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ N. Keith McKey
                                          N. KEITH MCKEY
                                          Executive Vice President, Chief
                                          Financial Officer, Treasurer and
                                          Secretary

                                                                           PROXY

                           EASTGROUP PROPERTIES, INC.
                              300 ONE JACKSON PLACE
                             188 EAST CAPITOL STREET
                           JACKSON, MISSISSIPPI 39201

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints DAVID H. HOSTER II and N. KEITH McKEY, or either of them, Proxies for the undersigned, each with full power of substitution, and hereby authorizes them to represent and to vote all shares of common stock, $0.0001 par value per share, of EastGroup Properties, Inc. (the "Company"), and all shares of Series B cumulative convertible preferred stock, par value $0.0001 per share, of the Company which the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held at the Company's offices, 300 One Jackson Place, 188 East Capitol Street, Jackson, Mississippi, on Thursday, May 29, 2003, at 9:00 a.m., Jackson time, or any adjournment or postponement thereof, and directs that the shares represented by this Proxy shall be voted as indicated on the reverse.

               PLEASE SIGN, DATE AND RETURN THIS PROXY CARD IN THE
                       ACCOMPANYING POSTAGE-PAID ENVELOPE.

                (Continued and to be signed on the reverse side.)

Has Your Address Changed?                            Do You Have Any Comments?

-------------------------                            -------------------------

-------------------------                            -------------------------

-------------------------                            -------------------------

Please mark your vote as in this example. [X]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE MATTER INDICATED IN 1 BELOW AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES NAMED HEREIN WITH RESPECT TO ANY MATTERS REFERRED TO IN 2 BELOW. YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

1.       ELECTION OF DIRECTORS

         [ ]   FOR  ALL        [ ]   WITHHOLD FROM         [ ]   FOR  ALL EXCEPT
               NOMINEES              ALL NOMINEES

         Nominees: D. Pike Aloian; Alexander G. Anagnos; H. C. Bailey, Jr.; Hayden C. Eaves, III; Fredric H. Gould; David H. Hoster II; David M. Osnos; and Leland R. Speed.

         ----------------------------------------------------------------------
         For all nominees, except as written above.

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

                                    PLEASE SIGN EXACTLY AS NAME(S) APPEAR ON
                                    STOCK CERTIFICATE(S). A corporation is
                                    requested to sign its name by its President or other authorized officer, with the office held so designated. A partnership should sign in the partnership name by an authorized person. Executors, trustees, administrators, etc. are requested to indicate the capacity in which they are signing. JOINT TENANTS SHOULD BOTH SIGN.

                                    YOUR VOTE IS IMPORTANT!

                                    PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                                    IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

                                    -------------------------------------------
                                    Signature                         Date


                                    -------------------------------------------
                                    Signature                         Date